UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2022

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01 Regulation FD Disclosure.

On March 28, 2022, the United States District Court for the District of Oregon entered an order preliminarily approving the proposed settlement and the form and content of the notice to shareholders and setting a settlement hearing in the previously-disclosed putative shareholder derivative lawsuit captioned JS Halberstam Irrevocable Grantor Trust v. Davis, No. 3:21-cv-00413-SI. The terms of the proposed settlement are subject to final Court approval, the hearing date for which is May 9, 2022 at 2:00 pm at the U.S. District Court for the District of Oregon, Mark O. Hatfield United States Courthouse, Room 15B, 1000 Southwest Third Avenue, Portland, Oregon 97204.

Copies of (i) the Stipulation and Agreement of Settlement and (ii) Notice of Pendency and Proposed Settlement of Action are available on the Investor portion of Portland General Electric Company's website at https://investors.portlandgeneral.com.

A copy of a Press Release and the Stipulation and Agreement of Settlement are attached hereto as Exhibits 99.1 and 99.2, respectively. The Summary Notice of Proposed Settlement of Portland General Electric Company Derivative Actions and Settlement Hearing is set forth below:

IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF OREGON PORTLAND DIVISION

JS HALBERSTAM IRREVOCABLE
GRANTOR TRUST, Derivatively and on Behalf of PORTLAND GENERAL ELECTRIC COMPANY

Plaintiff,

JACK E. DAVIS, JOHN W. BALLANTINE, RODNEY L. BROWN, JR., KIRBY A. DYESS, MARK B. GANZ, MARIE OH HUBER, KATHRYN J. JACKSON, PH.D., MICHAEL A. LEWIS, MICHAEL H. MILLEGAN, NEIL J. NELSON, M. LEE PELTON, PH.D., MARIA M. POPE, CHARLES W. SHIVERY, JAMES P. TORGERSON, AND JAMES LOBDELL,

Defendants,

and

PORTLAND GENERAL ELECTRIC COMPANY

Nominal Defendant

Case No. 3:21-cv-00413-SI

SUMMARY NOTICE OF PROPOSED SETTLEMENT OF PORTLAND GENERAL ELECTRIC COMPANY DERIVATIVE ACTIONS AND SETTLEMENT HEARING

TO: ALL OWNERS OF PORTLAND GENERAL ELECTRIC COMPANY ("PGE") COMMON STOCK AS OF MARCH 28, 2022.

YOU ARE HEREBY NOTIFIED that the parties to the above-captioned shareholder action pending in the U.S. District Court for the District of Oregon (the "Action"), have reached a Settlement to resolve the issues raised in the Action and related shareholder derivative actions captioned Berning v. Pope et al., No. 21-cv-00783-SI, filed in this Court, and Shimberg v. Pope et al., No. 21CV02957, and Ashabraner v. Pope et al., No. 21CV13698, filed in Oregon Circuit Court, Multnomah County (collectively, the "Actions"). The parties to the Actions have entered into a Stipulation dated February 11, 2022, setting forth the terms of the Settlement. The Settlement, if approved by the Court, would fully, finally and forever resolve this Action on the terms set forth in the Stipulation.1
The Stipulation and a detailed Notice of Settlement describing in greater detail the Actions, the proposed Settlement, and the rights of Current PGE Shareholders with regard to the Settlement are available on PGE's website at https://investors.portlandgeneral.com/.
You have the right to participate in a Settlement Hearing to be held on May 9, 2022, at 2:00 p.m. at the U.S. District Court for the District of Oregon, Mark O. Hatfield United States Courthouse, Room 15B, 1000 Southwest Third Avenue, Portland, Oregon 97204 to determine:
(i) whether the Court should approve the Settlement as fair, reasonable, adequate and in the best interests of Portland General Electric Company ("PGE" or the "Company") and PGE's shareholders pursuant to Federal Rule of Civil Procedure Rule 23.1; (ii) whether to enter a judgment dismissing the Action with prejudice and extinguish and release all Settled Claims; (iii) whether the requirements of the Federal Rules of Civil Procedure and due process have been satisfied in connection with notice of the Settlement; and (iv) whether the Court should approve Plaintiffs' Fee and Expense Amount, as well as to consider such other matters as may properly come before the Court.

___________________
1 Unless otherwise defined, all capitalized terms contained in this Summary Notice shall have the same definitions as set forth in the Stipulation.

The Settlement, reached with the substantial assistance and oversight of an experienced mediator, addresses allegations that certain current and former directors and officers of PGE breached their fiduciary duties by failing to maintain an adequate system of internal controls to oversee PGE's energy trading and purportedly disseminating materially false and misleading statements relating to the Company's energy trading activities. As part of the Settlement, PGE has implemented or, to the extent PGE has not already done so, will implement certain corporate governance reforms specifically set forth in Exhibit A of the Stipulation.
After negotiating the principal terms of the Settlement, Plaintiffs' counsel and PGE separately negotiated at arm's-length with the assistance of the mediator the amount of attorneys' fees and expenses to be paid to Plaintiffs' counsel, agreeing that PGE or its insurance carriers shall, subject to and upon Court approval, pursuant to the timetable provided in the Stipulation, pay or cause to be paid to Plaintiffs' Counsel attorneys' fees and expenses in the total amount of $750,000.
The individual defendants have denied, and continue to deny, all allegations of wrongdoing and that they have any liability on the claims asserted in the Actions. PGE also has denied and continues to deny the claims in the Actions.
If you are a Current PGE Shareholder, your rights to pursue certain derivative claims on behalf of PGE may be affected by the Settlement. Any Current PGE Shareholder wishing to assert an objection to the Settlement or Fee and Expense Amount must, at least fourteen (14) days prior to the Settlement Hearing, (i) file with the Clerk of the Court a written objection to the Settlement and/or Plaintiffs' Fee and Expense Amount setting forth: (a) the nature of the objection; (b) proof of ownership of PGE common stock at the time the Preliminary Approval Order was entered through the date of the Settlement Hearing, including the number of shares of PGE common stock held by the shareholder and the date(s) of purchase; and (c) any documentation in support of such objection; and (ii) if a Current PGE Shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must have, in addition to the requirements of (i) above, filed with the Clerk of Court: (a) a written notice of such shareholder's intention to appear; (b) a statement that indicates the basis for such appearance; and (c) the identities of any witnesses the shareholder intends to call at the Settlement Hearing and a statement as to the subjects of the testimony of each witness. Any Current PGE Shareholder who fails to object in the manner provided above will be deemed to have waived all objections (including the right to appeal) and will be bound by the Order and Final Judgment to be entered and the releases to be given, unless otherwise ordered by the Court.
Any inquiries regarding the Settlement or the Action should be directed to Plaintiffs' Counsel:
David C. Katz
Mark D. Smilow
WeissLaw LLP
305 Broadway, 7th Floor
New York, NY 10007
Telephone: (212) 682-3025
dkatz@weisslawllp.com
msmilow@weisslawllp.com

PLEASE DO NOT TELEPHONE THE COURT OR PGE REGARDING THIS NOTICE
________________________________________________________________________

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release issued by Portland General Electric Company dated April 4, 2022.
99.2	Stipulation and Agreement of Settlement.
104	Cover page information from Portland General Electric Company’s Current Report on Form 8-K filed April 1, 2022, formatted in iXBRL (Inline Extensible Business Reporting Language).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	April 1, 2022	By:	/s/ James A. Ajello
James A. Ajello
Senior Vice President of Finance, Chief Financial Officer, and Treasurer
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